UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2018

Central Index Key Number of the issuing entity: 0001748940

Wells Fargo Commercial Mortgage Trust 2018-C46

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001722518

BSPRT CMBS Finance, LLC

Central Index Key Number of the sponsor: 0001624053

Argentic Real Estate Finance LLC

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-27	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On August 28, 2018, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, Series 2018-C46 (the “Certificates”), was issued by Wells Fargo Commercial Mortgage Trust 2018-C46 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2018 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Moffett Towers II - Building 1” on Exhibit B to the Pooling and Servicing Agreement (the “Moffett Towers II - Building 1 Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Moffett Towers II - Building 1 Whole Loan”) that includes the Moffett Towers II - Building 1 Mortgage Loan and four other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Moffett Towers II - Building 1 Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Control Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On October 9, 2018, the Servicing Shift Control Note related to the Moffett Towers II – Building 1 Whole Loan was securitized pursuant to the Benchmark 2018-B6 securitization transaction. As of such date, the Moffett Towers II - Building 1 Whole Loan, including the Moffett Towers II - Building 1 Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of October 1, 2018 (the “Benchmark 2018-B6 Pooling and Servicing Agreement”), among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Benchmark 2018-B6 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the Benchmark 2018-B6 Pooling and Servicing Agreement applicable to the servicing of the Moffett Towers II - Building 1 Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on August 28, 2018 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (KeyBank National Association) will accrue at a rate of 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Moffett Towers II - Building 1 Whole Loan).

•	The special servicing fee payable to the related Non-Serviced Special Servicer (Midland Loan Services, a Division of PNC Bank, National Association) with respect to the Moffett Towers II - Building 1 Whole Loan if it is a specially serviced loan thereunder will accrue at a rate equal to (i) 0.25% per annum or (ii) if such rate would result in a special servicing fee that would be less than $3,500 in any given month (as prorated for a partial period), then the special servicing fee for such month for the Moffett Towers II - Building 1 Whole Loan will be such higher per annum rate as would result in a special servicing fee equal to $3,500 for such month (as prorated for a partial period) with respect to the Moffett Towers II - Building 1 Whole Loan.

•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the Moffett Towers II - Building 1 Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to the
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lesser of (i) 1.0% and (ii) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of interest and principal (other than default interest and excess interest) on the Moffett Towers II - Building 1 Whole Loan from the date it becomes a corrected loan through and including its then-related maturity date, provided that if such rate would result in a workout fee that would be less than $25,000, then such workout rate will accrue at a rate equal to such higher rate as would result in a workout fee equal to $25,000;

•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the Moffett Towers II - Building 1 Whole Loan will accrue at a rate equal to the lesser of (i) such rate as would result in a liquidation fee of $1,000,000 and (ii) 1.00%, provided that, except as otherwise provided under the Benchmark 2018-B6 Pooling and Servicing Agreement, no liquidation fee will be less than $25,000; and

•	The Benchmark 2018-B6 Pooling and Servicing Agreement provides for a “risk retention consultation party” with certain consultation rights in relation to material servicing actions.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
99.1	Pooling and Servicing Agreement, dated as of October 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Lee Green
Name: Lee Green
Title: Managing Director

Dated: October 11, 2018

WFCM 2018-C46 – 8-K (Moffett Towers II – Building 1 Servicing Shift)

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Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated as of October 1, 2018 among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

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